UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2013

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           On April 15, 2013, American Express Company (the “Company”) announced the appointment of Edward P. Gilligan, age 53, as President of the Company, effective immediately. Prior to his appointment as President, Mr. Gilligan served as Vice Chairman of the Company since July 2007. A copy of the press release announcing the appointment of Mr. Gilligan as President is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release, dated April 15, 2013, announcing the appointment of Edward P. Gilligan as President of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  April 15, 2013

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 15, 2013, announcing the appointment of Edward P. Gilligan as President of the Company.